UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011 (August 9, 2011)

SeaCube Container Leasing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Maynard Drive
Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 (d)	Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation

In connection with our Annual General Meeting held May 25, 2011, a majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every three years.  In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of the shareholder votes on executive compensation, which will occur no later than our Annual General Meeting in 2017, or until the Board of Directors decides that a different frequency of future advisory shareholder votes on executive compensation is in the best interests of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.
(Registrant)

By: /s/ Stephen P. Bishop
Stephen P. Bishop
Chief Operating Officer and Chief Financial Officer

Date: August 11, 2011